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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

       We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 8, 1996 appearing in the Prospectus which is a part of Amendment No. 4 to the Registration Statement of Signature Resorts, Inc. on Form S-1 (No. 333-06027) dated August 15, 1996.


                                        ERNST & YOUNG LLP

Los Angeles, California
October 31, 1996